Warrant Liability (Tables)	12 Months Ended
Dec. 31, 2020
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants

The fair value of the November 2020 warrants on the various dates discussed above was calculated using a Black-Scholes option pricing model in a Monte Carlo simulation in order to evaluate the downward adjustment mechanism to the exercise price. The assumptions used at the different valuation dates are provided in the table below:

	December 31,	November 25,	November 3,
	2020	2020	2020
Underlying common share fair value (in US$)	$4.20	$3.97	$4.30
Remaining life until expiry	4.8	4.9	5.0
Volatility	49.0%	49.0%	49.0%
Risk-free interest rate	0.34%	0.38%	0.39%
Expected dividend rate	—	—	—
Fair value of a warrant calculated using a Black-Sholes pricing model (in US$)	$1.41	$1.29	$1.53
Fair value of exercise price adjustment mechanism (in US$)	$0.22	$0.24	$0.22
Illiquidity discount	29.0%	29.0%	30.0%
Fair value of a warrant (in US$)	$1.16	$1.08	$1.22
Fair value of a warrant (in CA$)	$1.47	$1.41	$1.62

The fair value of Warrants #9 on the various dates was calculated using a Black-Scholes option pricing model with the assumptions provided in the table below. In order to estimate the fair value of the underlying preferred share, the Company used the market price of Liminal’s common shares at the measurement date, discounted for the fact that the preferred shares are illiquid. The value of the discount was calculated using a European put option model to sell a common share of Liminal at the price of $1,000.00 or $156.36 per share in 20 years.

	April 23,	February 22,	December 31,
	2019	2019	2018
Underlying preferred share fair value	32.43	152.15	130.00
Number of warrants issued	19,402	19,402	14,088
Volatility	55.6%	48.1%	44.5%
Risk-free interest rate	1.66%	1.84%	2.82%
Remaining life until expiry	7.8	8.0	7.9
Expected dividend rate	—	—	—